Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mercury New Holdco, Inc. (“New Holdco”) on Form 10-Q for the quarterly period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, George L. Mahoney, President (Principal Executive Officer), and James F. Woodward, Treasurer (Principal Financial Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Holdco.

/s/ George L. Mahoney
George L. Mahoney
President (Principal Executive Officer)
September 5, 2014

/s/ James F. Woodward
James F. Woodward
Treasurer (Principal Financial Officer)
September 5, 2014